Kulicke & Soffa Industries Inc.
1005 Virginia Drive
Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com

Exhibit 99.1
Kulicke & Soffa Reports Results for its Third Fiscal Quarter 2009

Fort Washington, PA – July 29, 2009 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for the quarter ended June 27, 2009. The Company reported net revenue from continuing operations of $52.1 million and a loss from continuing operations of $13.9 million, or $0.23 per share. This press release contains both GAAP and non-GAAP information.

On a non-GAAP٭  basis, the Company reported third quarter net revenue from continuing operations of $52.1 million and a loss from continuing operations of $12.2 million, or $0.20 per share.

GAAP Results:
(Dollar amounts in thousands except EPS)	Q3 2009	Change vs. Q2 2009	Change vs. Q3 2008
Net Revenue	$52,076	106%	-28%
Gross Profit	$19,669	144%	-34%
Gross Margin	37.8%	589 bps	(319) bps
Net Income (Loss) from continuing operations	$(13,858)	58%	-192%
Net Margin	-26.6%	10,474 bps	(2,007) bps
EPS – Basic and Diluted from Continuing Operations	$(0.23)	57%	-156%

Non-GAAP Measures:
(Dollar amounts in thousands except EPS)	Q3 2009	Change vs. Q2 2009	Change vs. Q3 2008
Net Revenue	$52,076	106%	-28%
Gross Profit	$19,709	144%	-34%
Gross Margin	37.8%	585 bps	(320) bps
Net Income (Loss) from continuing operations	$(12,244)	53%	-209%
Net Margin	-23.5%	7,905 bps	(1,805) bps
EPS – Basic and Diluted from Continuing Operations	$(0.20)	53%	-170%

٭Non-GAAP measures exclude equity-based compensation, amortization of intangibles, cost of severance, goodwill impairment, Swiss pension curtailment, valuation allowance adjustments and related tax effects from expenses, and debt extinguishment (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer said “The industry is experiencing a faster and more broad-based recovery than any of us would have predicted even a few months ago.  Increases in IC unit output have driven improvements in our customers’ capacity utilization and in increased demand across nearly all our business units.  This momentum has carried into our September quarter, resulting in our revenue forecast of $85 to $90 million.”

Other Financial Details

•	On a non-GAAP basis, operating expenses were $31.5 million, down $2.2 million from the March quarter.
•	The Company ended the quarter with total cash, cash equivalents and short term investments of $117.3 million.

Highlights

•
Ball bonder revenue increased 332% over March quarter levels. Approximately 20% of ball bonder units shipped in the June quarter were to the LED market. We continue to optimize our product portfolio for this important and growing segment.

•	Expendable tools sales increased 76% over the March quarter, consistent with the recovery in customer factory utilization.
•	Our wedge bonder business saw an increase in customer activity during the June quarter, with sales of wedge bonding tools up significantly and customer interest in wedge bonder equipment increasing.
•	Transition of final finishing for our capillaries production to our plant in China is proceeding, and we expect will be complete by the end of our September quarter.

Outlook for Fourth Fiscal Quarter 2009

Net revenue is expected to be in the range of $85 to $90 million.

Earnings Conference Call Details

A conference call and simultaneous audio webcast will be held today, July 29, 2009 beginning at 9:00 am (ET). Interested parties may call (877) 407-8037 or (201) 689-8037, log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 327979 (replay ID number). A replay will also be available on the K&S website at http://www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

- Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Settlement of Israel tax assessment
•	Contractual commitments for former Test facilities
•	Cost of severance
•	Goodwill impairment
•	Swiss pension curtailment and U.S. pension plan termination
•	Valuation allowance adjustments
•	Debt extinguishment
•	Amortization of intangibles

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and EPS. The Company calculates these measures as follows:

- Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

- Gross Margin. K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

- Net Income (Loss) and Earnings per Share. K&S non-GAAP net income (loss) and EPS exclude equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, cost of severance, goodwill impairment, Swiss pension curtailment and U.S. pension plan termination and related tax effects from expenses, debt extinguishment, and settlement of Israel tax assessment from income tax expense.

- Net Margin. K&S Non-GAAP net margin excludes equity-based compensation, contractual commitments for former Test facilities, amortization of intangibles, cost of severance, goodwill impairment, Swiss pension plan curtailment and U.S. pension plan termination, and related tax effects from expenses, debt extinguishment, and settlement of Israel tax assessment from income tax expense.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to continuing recovery in the semiconductor equipment industry, increased customer activity, capacity utilization in customer factories, growth of the LED ball bonder market and future revenue, demand for our products and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: difficult global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated customer orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2008 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Geoff Grande, CFA
FD
P: (617) 747 1721
F:  (617) 897 1511
geoff.grande@fd.com

Tom Johnson
Director – Investor Relations & Corporate Communications
Kulicke & Soffa
P: (215) 784-6411
F: (215) 784-6167
tjohnson@kns.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	June 28,	June 27,	June 28,	June 27,
	2008	2009	2008	2009

Net revenue	$72,507	$52,076	$266,820	$114,724

Cost of sales	42,805	32,407	157,893	73,082

Gross profit	29,702	19,669	108,927	41,642

Selling, general and administrative	22,180	21,887	67,052	79,575
Research and development	15,012	12,264	45,234	40,922
Impairment of goodwill	-	-	-	2,709
U.S. pension plan termination	-	-	9,152	-

Total operating expenses	37,192	34,151	121,438	123,206

Loss from operations	(7,490)	(14,482)	(12,511)	(81,564)

Interest income	968	75	3,728	1,022
Interest expense	(850)	(607)	(2,607)	(1,981)
Gain on extinguishment of debt	-	-	170	3,965
Loss from continuing operations before income taxes	(7,372)	(15,014)	(11,220)	(78,558)

Benefit for income taxes	(2,629)	(1,156)	(2,618)	(13,314)

Loss from continuing operations	(4,743)	(13,858)	(8,602)	(65,244)

Income from discontinued operations, net of tax	2,946	-	17,033	22,727

Net income (loss)	$(1,797)	$(13,858)	$8,431	$(42,517)

Loss per share from continuing operations:
Basic	$(0.09)	$(0.23)	$(0.16)	$(1.07)
Diluted	$(0.09)	$(0.23)	$(0.16)	$(1.07)

Income from share of discontinued operations:
Basic	$0.06	$-	$0.32	$0.37
Diluted	$0.06	$-	$0.32	$0.37

Net income (loss) per share:
Basic	$(0.03)	$(0.23)	$0.16	$(0.70)
Diluted	$(0.03)	$(0.23)	$0.16	$(0.70)

Weighted average shares outstanding:
Basic	53,528	61,220	53,392	60,908
Diluted	53,528	61,220	53,392	60,908

Equity-based compensation expense included in continuing operations:
Cost of sales	$58	$40	$187	$39
Selling, general and administrative	884	499	3,198	248
Research and development	234	237	1,250	475
Total	$1,176	$776	$4,635	$762

	Three months ended		Nine months ended
	June 28,	June 27,	June 28,	June 27,
Additional financial data:	2008	2009	2008	2009

Depreciation and amortization
Continuing operations	$2,155	$5,137	$6,744	$16,372
Discontinued operations	$255	$-	$727	$-

Capital expenditures
Continuing operations	$1,620	$1,053	$6,306	$4,399
Discontinued operations	$-	$-	$119	$-

			June28,	June27,
			2008	2009

Backlog of orders
Continuing operations			$62,000	$38,000
Discontinued operations			$22,000	$-

Number of employees
Continuing operations			2,490	2,144
Discontinued operations			253	-

Note –	Statements of operations and additional financial data reflect accounting for the sale of the company's Wire business as a discontinued operation in accordance with the requirements of FAS 144.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

		(Unaudited)
	September 27,	June 27,
	2008	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,932	$114,687
Restricted cash	35,000	281
Short-term investments	6,149	2,317
Accounts and notes receivable, net of allowance for doubtful accounts of $1,376 and $1,784 respectively	56,643	50,542
Inventories, net	27,236	42,103
Prepaid expenses and other current assets	18,729	10,508
Deferred income taxes	2,118	1,162
Current assets of discontinued operations	127,958	-

TOTAL CURRENT ASSETS	418,765	221,600

Property, plant and equipment, net	36,900	38,250
Intangible assets	386	51,647
Goodwill	2,709	26,698
Other assets	5,468	5,767
Non-current assets of discontinued operations	32,909	-

TOTAL ASSETS	$497,137	$343,962

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$72,412	$-
Accounts payable	25,028	20,682
Accrued expenses and other current liabilities	27,255	30,689
Income taxes payable	569	586
Current liabilities of discontinued operations	34,411	-

TOTAL CURRENT LIABILITIES	159,675	51,957

Long term debt	175,000	158,964
Other liabilities	37,780	10,666
Deferred income taxes	21,591	15,319
Other liabilities of discontinued operations	624	-

TOTAL LIABILITIES	394,670	236,906

SHAREHOLDERS' EQUITY
Common stock, no par value	295,841	343,534
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(149,465)	(191,982)
Accumulated other comprehensive income	2,209	1,622

TOTAL SHAREHOLDERS' EQUITY	102,467	107,056

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$497,137	$343,962

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	June 28, 2008	June 27, 2009	June 28, 2008	June 27, 2009

Net cash provided by (used in) continuing operations	$6,961	$(11,412)	$24,936	$(41,245)
Net cash provided by (used in) discontinued operations	5,964	(481)	(1,893)	(1,699)
Net cash provided by (used in) operating activities	$12,925	$(11,893)	$23,043	$(42,944)

Net cash used in investing activities	(737)	(1,005)	(5,444)	(52,894)
Net cash provided by (used in) investing activities, discontinued operations	(53)	-	(156)	149,857
Net cash provided by (used in) investing activities	$(790)	$(1,005)	$(5,600)	$96,963

Net cash provided by (used in) financing activities	225	51	(3,287)	(84,304)
Effect of exchange rate changes on cash and cash equivalents	89	(73)	(531)	40
Changes in cash and cash equivalents	$12,449	$(12,920)	$13,625	$(30,245)
Cash and cash equivalents, beginning of period	151,747	127,607	150,571	144,932
Cash and cash equivalents, end of period	$164,196	$114,687	$164,196	$114,687

Short-term investments	8,560	2,317	8,560	2,317
Restricted cash	10,000	281	10,000	281
Total Cash, cash equivalents, restricted cash and short-term investments	$182,756	$117,285	$182,756	$117,285

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)

Fiscal 2009:

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated
Three months ended June 27, 2009

Net revenue	$37,544	$14,532	$52,076
Cost of sales	25,612	6,795	32,407
Gross profit	11,932	7,737	19,669
Operating expenses	28,793	5,358	34,151
Income (loss) from continuing operations	$(16,861)	$2,379	$(14,482)

Nine months ended June 27, 2009

Net revenue	$78,180	$36,544	$114,724
Cost of sales	54,833	18,249	73,082
Gross profit	23,347	18,295	41,642
Operating expenses	102,507	17,990	120,497
Impairment of goodwill	2,709	-	2,709
Income (loss) from continuing operations	$(81,869)	$305	$(81,564)

Fiscal 2008:

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated
Three months ended June 28, 2008

Net revenue	$59,043	$13,464	$72,507
Cost of sales	35,954	6,851	42,805
Gross profit	23,089	6,613	29,702
Operating expenses	30,308	6,884	37,192
Loss from continuing operations	$(7,219)	$(271)	$(7,490)

Nine months ended June 28, 2008

Net revenue	$224,061	$42,759	$266,820
Cost of sales	136,550	21,343	157,893
Gross profit	87,511	21,416	108,927
Operating expenses	91,068	21,218	112,286
U.S. pension plan termination	9,152	-	9,152
Income (loss) from continuing operations	$(12,709)	$198	$(12,511)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended	Three months ended	Nine months ended	Nine months ended
	June 28,	June 27,	June 28,	June 27,
	2008	2009	2008	2009

	(GAAP results)

Net revenue	$72,507	$52,076	$266,820	$114,724
Gross profit	29,702	19,669	108,927	41,642
Loss from operations	(7,490)	(14,482)	(12,511)	(81,564)
Net loss from continuing operations	(4,743)	(13,858)	(8,602)	(65,244)

Weighted average shares outstanding, continuing operations
Basic	53,528	61,220	53,392	60,908
Diluted	53,528	61,220	53,392	60,908

Net loss per share from continuing operations
Basic	$(0.09)	$(0.23)	(0.16)	$(1.07)
Diluted	$(0.09)	$(0.23)	(0.16)	$(1.07)

	(Non-GAAP measures)

Net revenue	$72,507	$52,076	$266,820	$114,724
Gross profit	29,760	19,709	109,114	41,681
Income (loss) from operations	(6,275)	(11,802)	1,421	(59,286)
Net income (loss) from continuing operations	(3,961)	(12,244)	700	(60,287)

Weighted average shares outstanding, continuing operations
Basic	53,528	61,220	53,392	60,908
Diluted	53,528	61,220	62,297	60,908

Net income (loss) per share from continuing operations
Basic	$(0.07)	$(0.20)	$0.01	$(0.99)
Diluted	$(0.07)	$(0.20)	$0.02	$(0.99)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2009:

Three months ended June 27, 2009
	(GAAP results)

Net revenue	$37,544	$14,532	$52,076
Gross profit	11,932	7,737	19,669
Income (loss) from operations	(16,861)	2,379	(14,482)

	(Non-GAAP measures)

Net revenue	$37,544	$14,532	$52,076
Gross profit	11,962	7,747	19,709
Income (loss) from operations	(15,686)	3,884	(11,802)

Nine months ended June 27, 2009
	(GAAP results)

Net revenue	$78,180	$36,544	$114,724
Gross profit	23,347	18,295	41,642
Income (loss) from operations	(81,869)	305	(81,564)

	(Non-GAAP measures)

Net revenue	$78,180	$36,544	$114,724
Gross profit	23,412	18,269	41,681
Income (loss) from operations	(66,378)	7,092	(59,286)

Fiscal 2008:

Three months ended June 28, 2008
	(GAAP results)

Net revenue	$59,043	$13,464	$72,507
Gross profit	23,089	6,613	29,702
Loss from operations	(7,219)	(271)	(7,490)

	(Non-GAAP measures)

Net revenue	$59,043	$13,464	$72,507
Gross profit	23,121	6,639	29,760
Income (loss) from operations	(6,307)	32	(6,275)

Nine months ended June 28, 2008
	(GAAP results)

Net revenue	$224,061	$42,759	$266,820
Gross profit	87,511	21,416	108,927
Income (loss) from operations	(12,709)	198	(12,511)

	(Non-GAAP measures)

Net revenue	$224,061	$42,759	$266,820
Gross profit	87,614	21,500	109,114
Income from operations	157	1,264	1,421

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Nine months ended		Nine months ended
	June 28,	% of	June 27,	% of	June 28,	% of	June 27,	% of
	2008	Revenue	2009	Revenue	2008	Revenue	2009	Revenue

Net revenue (GAAP results)	$72,507		$52,076		$266,820		$114,724
Net revenue (Non-GAAP measures)	72,507		52,076		266,820		114,724

Gross profit (GAAP results)	29,702	41.0%	19,669	37.8%	108,927	40.8%	41,642	36.3%
- Equity-based compensation expense	58		40		187		39
Gross profit (Non-GAAP measures)	29,760	41.0%	19,709	37.8%	109,114	40.9%	41,681	36.3%

Loss from operations (GAAP results)	(7,490)	-10.3%	(14,482)	-27.8%	(12,511)	-4.7%	(81,564)	-71.1%
- Equity-based compensation expense	1,176		776		4,635		762
- Severance plan	-		567		-		7,122
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Pension plan curtailment	-		(1,446)		-		(1,446)
- Tax settlement expense	-		-		-		2,212
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	39		2,783		145		8,311
Income (loss) from operations (Non-GAAP measures)	(6,275)	-8.7%	(11,802)	-22.7%	1,421	0.5%	(59,286)	-51.7%

Net loss (GAAP results)	(4,743)	-6.5%	(13,858)	-26.6%	(8,602)	-3.2%	(65,244)	-56.9%
- Equity-based compensation expense	1,176		776		4,635		762
- Severance plan	-		567		-		7,122
- Impairment of goodwill	-		-		-		2,709
- Facilities contractual commitments	-		-		-		2,608
- Pension plan curtailment	-		(1,446)		-		(1,446)
- Tax settlement expense	-		-		-		2,212
- U.S. pension plan termination	-		-		9,152		-
- Amortization of intangibles	39		2,783		145		8,311
- Gain on extinguishment of debt	-		-		(170)		(3,965)
- Tax settlement benefit	-		-		-		(12,154)
- Other tax adjustments	-		(1,047)		-		(1,047)
- Tax effect of non-GAAP adjustments	(433)		(19)		(4,460)		(155)
Net income (loss) (Non-GAAP measures)	(3,961)	-5.5%	(12,244)	-23.5%	700	0.3%	(60,287)	-52.5%

Weighted average shares outstanding, continuing operations (GAAP & Non-GAAP)
Basic	53,528		61,220		53,392		60,908
Diluted	53,528		61,220		62,297		60,908

Net loss per share from continuing operations (GAAP results)
Basic	$(0.09)		$(0.23)		$(0.16)		$(1.07)
Diluted	$(0.09)		$(0.23)		$(0.16)		$(1.07)

Adjustments to net income per share
Basic	$0.02		$0.03		$0.17		$0.08
Diluted	$0.02		$0.03		$0.18		$0.08

Net income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.07)		$(0.20)		$0.01		$(0.99)
Diluted	$(0.07)		$(0.20)		$0.02		$(0.99)

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2009:

Three months ended June 27, 2009

Net revenue (GAAP results)	37,544		14,532		52,076
Net revenue (Non-GAAP measures)	37,544		14,532		52,076

Gross profit (GAAP results)	11,932	31.8%	7,737	53.2%	19,669
- Equity-based compensation expense	30		10		40
Gross profit (Non-GAAP measures)	11,962	31.9%	7,747	53.3%	19,709

Income (loss) from operations (GAAP results)	(16,861)	-44.9%	2,379	16.4%	(14,482)
- Equity-based compensation expense	588		188		776
- Severance plan	(93)		660		567
- Pension plan curtailment	(1,446)		-		(1,446)
- Amortization of intangibles	2,126		657		2,783
Income (loss) from operations (Non-GAAP measures)	(15,686)	-41.8%	3,884	26.7%	(11,802)

Nine months ended June 27, 2009

Net revenue (GAAP results)	78,180		36,544		114,724
Net revenue (Non-GAAP measures)	78,180		36,544		114,724

Gross profit (GAAP results)	23,347	29.9%	18,295	50.1%	41,642
- Equity-based compensation expense	65		(26)		39
Gross profit (Non-GAAP measures)	23,412	29.9%	18,269	50.0%	41,681

Income (loss) from operations (GAAP results)	(81,869)	-104.7%	305	0.8%	(81,564)
- Equity-based compensation expense	682		80		762
- Severance plan	5,041		2,081		7,122
- Impairment of goodwill	2,709		-		2,709
- Facilities contractual commitments	2,165		443		2,608
- Pension plan curtailment	(1,446)		-		(1,446)
- Tax settlement expense	-		2,212		2,212
- Amortization of intangibles	6,340		1,971		8,311
Income (loss) from operations (Non-GAAP measures)	(66,378)	-84.9%	7,092	19.4%	(59,286)

Fiscal 2008:

Three months ended June 28, 2008

Net revenue (GAAP results)	59,043		13,464		72,507
Net revenue (Non-GAAP measures)	59,043		13,464		72,507

Gross profit (GAAP results)	23,089	39.1%	6,613	49.1%	29,702
- Equity-based compensation expense	32		26		58
Gross profit (Non-GAAP measures)	23,121	39.2%	6,639	49.3%	29,760

Loss from operations (GAAP results)	(7,219)	-12.2%	(271)	-2.0%	(7,490)
- Equity-based compensation expense	873		303		1,176
- Amortization of intangibles	39		-		39
Income (loss) from operations (Non-GAAP measures)	(6,307)	-10.7%	32	0.2%	(6,275)

Nine months ended June 28, 2008

Net revenue (GAAP results)	224,061		42,759		266,820
Net revenue (Non-GAAP measures)	224,061		42,759		266,820

Gross profit (GAAP results)	87,511	39.1%	21,416	50.1%	108,927
- Equity-based compensation expense	103		84		187
Gross profit (Non-GAAP measures)	87,614	39.1%	21,500	50.3%	109,114

Income (loss) from operations (GAAP results)	(12,709)	-5.7%	198	0.5%	(12,511)
- Equity-based compensation expense	3,569		1,066		4,635
- U.S. pension plan termination	9,152		-		9,152
- Amortization of intangibles	145		-		145
Income from operations (Non-GAAP measures)	157	0.1%	1,264	3.0%	1,421